Exhibit 10.21

CERTAIN IDENTIFIED INFORMATION MARKED [***] HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated June________, 2023 between AdvEn Inc., an Alberta corporation (the “Company”), and each purchaser identified on the Annex A hereto (each, including its successors and assigns, an “Investor” or “Holder” and collectively, the “Investors” or “Holders”).

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, Series A convertible preferred shares having the rights and restrictions set forth in the articles of amendment designating the Series A Preferred Shares attached hereto as Appendix B hereto (each, a “Series A Preferred Share” and collectively, the “Series A Preferred Shares”), each of which will be convertible into (i) common shares in the capital of the Company (each a “Conversion Share”, and collectively, the “Conversion Shares”) and (ii) warrants in the form of Appendix C (each a “Warrant” and collectively, the “Warrants”), each on the terms set forth in Appendix B (the “Offering”); and

WHEREAS, the Company and Investors are executing and delivering this Agreement in reliance upon (i) an exemption from the prospectus requirement of the Securities Act (Alberta) (the “Alberta Securities Act”), afforded by ASC Rule 72-501 Distribution of Securities Alberta (“ASC 72-501”) of the Alberta Securities Commission, and (ii) an exemption from securities registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder by the U.S. Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01. Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in Articles of Amendment designating the Series A Preferred Shares (as defined herein), and (b) the following terms have the meanings set forth in this

“$” means United States Dollars.

“Action” shall have the meaning ascribed to such term in Section 3.01(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“ASC” means the Alberta Securities Commission.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or Canada or any day on which banking institutions in the Province of Alberta of are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

CERTAIN IDENTIFIED INFORMATION MARKED [***] HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Canadian Securities Legislation” means the statutes and the other instruments listed in Appendix B of National Instrument 14-101 Definitions of the Canadian Securities Administrators.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.01.

“Closing Date” means for any Securities, the Business Day when all of the Transaction Documents for such Securities have been executed and delivered by the applicable parties thereto, and conditions precedent to (ii) the applicable Investors’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver such Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission. “Common Stock” means common shares or the Company’s common voting shares.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

“Confidential Investor Questionnaire” means the Confidential Investor Questionnaire attached as Appendix A hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Form 45-106F1” means Form 45-106F1 Report of Exempt Distribution of the Canadian Securities Administrators.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.01(c).

“Liens” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidity Event” has the meaning provided in the Articles of Amendment designating the Series A Preferred Shares.

“Lock-Up / Leak-Out Agreements” means the form of Lock-Up /Leak-Out agreements to be executed by each Investor pursuant to this Agreement.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.01(b). “Maximum Offering Amount” means an aggregate Subscription Amount of up to Four Million U.S. Dollars ($4,000,000).

“Offering Price” means the US$1,000.00 per Series A Preferred Share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement attached as Appendix D hereto.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.01(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Series A Preferred Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“State Securities Laws” the securities (blue sky) rules, regulations or other similar laws of a particular state.

“Subscription Amount” means, as to each Investor, the aggregate amount to be paid for Securities purchased hereunder as specified below such Investor’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds which will equal (i) the number of Series A Preferred Shares subscribed for, multiplied by (ii) the Offering Price.

“Subsidiary” means any subsidiary of the Company as set forth on Section 3.01(a) and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” means July 31, 2023 or such later date determined by the Company.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the OTC Bulletin Board, OTCQB or the Pink Sheets (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Series A Preferred Shares, the Warrants, Lock-Up Agreement, if any, and all appendices, exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Securities” means the Conversion Shares, the Warrants and the Warrant Shares.

“U.S. person” shall have the meaning ascribed to such term in Rule 902 of Regulation S promulgated under the U.S. Securities Act.

“Warrants” means the warrants issued by the Company to the Investors hereunder upon the conversion of the Series A Preferred Shares, in the form of Appendix C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

ARTICLE II
PURCHASE AND SALE

Section 2.01 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase such number of Series A Preferred Shares subscribed for pursuant to Annex A at a price equal to the Offering Price. At the Closing, the Investors shall deliver, via wire transfer, immediately available funds equal to the Investors’ aggregate Subscription Amounts to the Company and the Company shall deliver to each Investor its respective Series A Preferred Shares. The Company and each Investor shall deliver the other items set forth in Section 2.01 deliverable at the Closing. Upon satisfaction of the conditions set forth in Section 2.01 and Section 2.03, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree. The Company may conduct multiple closings for the sale of the Securities until it has received the Maximum Offering Amount. The Closing Date for any Securities shall be the date indicated on the applicable Investor signature pages attached hereto and the final Closing Date shall be no later than the Termination Date.

Section 2.02 Closing Deliverables.

(a)	By Each Investor. On or prior to the Closing Date, each Investor shall deliver or cause to be delivered to the Company the following:

(i)	this Agreement, including a fully completed Annex A attached hereto, duly executed by such Investor;

(ii)	such Investor’s Subscription Amount by wire transfer to the Company pursuant to the wiring instructions set forth in Section 2.03(c); and

(iii)	a duly completed and signed Confidential Investor Questionnaire, a copy of which is attached hereto as Appendix A, along with such other duly completed and signed questionnaires as may be requested by the Company.

In addition, following each Closing Date, each investor will execute and deliver such form of Lock-Up/Leak-Out Agreement required by the Company’s underwriter in connection with an initial public offering of the Company’s common shares, or any other going public transaction involving the Company.

(b)	By the Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Investor the following:

(i)	this Agreement, duly executed by an authorized officer of behalf of the Company;

(ii)	certificates representing the Series A Preferred Shares subscribed for by the Investor; and

(iii)	the Registration Rights Agreement, the form of which is attached hereto as Appendix D, duly executed by an authorized officer of behalf of the Company.

Section 2.03 Closing Conditions.

(a)	The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects on the Closing Date of each Investor’s the representations and warranties contained herein;

(ii)	all obligations, covenants and agreements of each Investor required to be performed at or prior to the Closing Date shall have been performed; and

(iii)	the delivery by each Investor of the items set forth in Section 2.02(a) of this Agreement.

(b)	The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions being met (it being understood that the Company may waive any of the conditions for any Closing hereafter):

(i)	the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)	the delivery by the Company of the items set forth in Section 2.02(b) of this Agreement; and

(iv)	there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(c)	The wiring instructions for counsel of the Company shall be as follows:

Beneficiary:	AdvEn Inc.
140 – 4th Avenue S.W., Suite 2320
Calgary, AB, T2P 3N3

Account #:	[***]

Bank:	[***]

Routing #:	[***]

Transit (MICR):	[***]

ABA #:	[***]

SWIFT BIC:	[***]

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor as of the date hereof:

(a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and State Securities Laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, provincial, territorial, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing, (ii) the filing of Form 45-106F1 with the ASC, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable State Securities Laws (collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Series A Preferred Shares and the Conversion Shares and Warrant Shares, when issued in accordance with the terms of the Series A Preferred Shares and the Warrants, respectively, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company, free and clear of all Liens other than restrictions on transfer provided for in this Agreement and the Lock-Up Agreement.

Section 3.02 Representations and Warranties of the Investors.

Each Investor, for itself and for no other Investor, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Authority; Organization. Such Investor is not a resident of the Province of Alberta. Such Investor has full power and authority (and, if such Investor is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. If an entity, Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Investor understands that the Securities are “restricted securities” and have not been (i) qualified for distribution by way of prospectus under Canadian Securities Legislation, or registered under the Securities Act or any applicable State Securities Law, and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of Canadian Securities Legislation, the U.S. Securities Act or any applicable State Securities Law; (ii) has no present intention of distributing any of such Securities in violation of Canadian Securities Legislation the U.S. Securities Act or any applicable State Securities Law; and (iii) has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Investor’s right to sell the Securities in compliance with applicable Canadian Securities Legislation or U.S. federal securities laws and State Securities Laws) in violation of Canadian Securities Legislation, the Securities Act or any applicable State Securities Law. Such Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c) Non-Transferrable. Such Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to the prospectus requirement under Canadian Securities Legislation, or in a transaction which is exempt from such prospectus requirement; (ii) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the U.S. Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the U.S. Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear legends making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions. In addition to the foregoing, the Investor acknowledges and agrees that the Securities are and shall remain subject to the terms and conditions of the Lock-Up/Leak-Out Agreement, if any.

(d) Investor Status. Such Investor is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned has completed the Confidential Investor Questionnaire contained in Appendix A and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the Closing Date. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Investor acknowledges that neither the Company nor any other Person has (i) made any representation to such Investor that any Person will resell or repurchase the Securities or refund all or any of the purchase price for the Securities, or (ii) given any undertaking relating to the future value or price of any of the Securities.

(f) No Trading Market. Such Investor acknowledges that there is currently no Trading Market for the Securities and Underlying Securities and that none is expected to develop for the Securities and a Trading Market may not develop for the Underlying Securities unless a Liquidity Event occurs. Such Investor also acknowledges that neither the Company nor any other Person has made any representation to such Investor that (A) the Securities will be listed, posted, or quoted on any exchange or trading system; or (B) an application has been or will be made to list, post, or quote the Securities on any exchange or trading system.

(g) General Solicitation. Such Investor undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including, but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(h) Confidentiality. Other than to other Persons party to this Agreement and its advisors who have agreed to keep information confidential or have a fiduciary obligation to keep such information confidential, such Investor has maintained the confidentiality of all disclosures made to it in connection with the transaction (including the existence and terms of this transaction).

(i) Canadian Securities Laws. The Investor is purchasing the securities offered herby pursuant to an exemption from the prospectus requirements of the Alberta Securities Act pursuant to ASC Rule 72-501 on the basis of the representations of the investor that (i) the Investor is not a resident of Alberta or any other Canadian jurisdiction, and (ii) the Investor is purchasing as principal. The Investor will not resell any of the Securities or the Underlying Securities into any jurisdiction in Canada unless an exemption from applicable Canadian prospectus requirements is available and acknowledges that no such exemption may be available for so long as the Company is not a “reporting issuer” under Canadian securities laws. The Investor acknowledges and agrees that the Company is not a “reporting issuer” under Canadian securities laws and has no obligation to become a “reporting issuer” under Canadian securities laws.

(j) Foreign Investor. If such Investor is not a U.S. person, such Investor represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor further represents that its payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of its jurisdiction.

(k) Information from Company. Such Investor and its investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company in this Agreement and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the Offering and sale of the Securities and anything set forth in the Transaction Documents. Neither the Investor nor the Investor’s investment managers, if any, have been furnished any offering literature by the Company or any of its Affiliates, associates or agents other than the Transaction Documents, and the agreements referenced therein.

(l) Speculative Nature of Investment; Risk Factors. SUCH INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. Such Investor acknowledges that (a) any projections, forecasts or estimates as may have been provided to the Investor are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management; (b) the tax effects which may be expected by this investment are not susceptible to absolute prediction, and new developments and rules of the Internal Revenue Service, audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of this investment; and (c) the Investor has been advised to consult with his own advisor regarding legal matters and tax consequences involving this investment. The Investor represents that the Investor’s investment objective is speculative in that the Investor seeks the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore the Investor’s risk exposure is also speculative. The Securities offered hereby are highly speculative and involve a high degree of risk and Investor should only purchase these securities if Investor can afford to lose their entire investment.

(m) Money Laundering. If an entity, the operations of such Investor are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened. Furthermore, the funds used by such Investor to purchase its Series A Preferred Shares are not the “proceeds of crime” or funds for use in the financing of “terrorist activity” as defined in subsections 462.3(1) and 83.01(1), respectively, of the Criminal Code (Canada), and its purchase of the such Series A Preferred Shares is in no way related to the commission or the attempted commission of an offence under the Criminal Code (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).

The Company acknowledges and agrees that the representations contained in Section 3.02 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.01 Transfer Restrictions.

(a) The Securities and Underlying Securities may only be disposed of in compliance with Canadian Securities Legislation, U.S. federal securities laws and State Securities Laws. In connection with any transfer of Securities or Underlying Securities other than pursuant to the prospectus requirement under Canadian Securities Legislation, an exemption from such prospectus requirement, an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require (i) the Company to file a prospectus in respect of such transferred Securities or Underlying Securities with any Canadian securities regulatory authority or regulator, or (ii) registration of such transferred Securities or Underlying Securities under the Securities Act. The Securities may not be sold or transferred by the Investors without the written consent of the Company, which shall not be unreasonably withheld. As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.01, of a legend on any of the Securities and Underlying Securities in the following form:

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) JUNE [        ], 2023, AND (II) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY CANADIAN PROVINCE OR TERRITORY.

NEITHER THIS SECURITY NOR ANY SECURITY [INTO WHICH THIS SECURITY IS [CONVERTIBLE/EXERCISABLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Upon the Investor’s request in connection with a proposed sale of Underlying Securities pursuant to Rule 144 and if the Company reasonably determines it is so required, upon receipt of customary documentation from Investor’s broker (if the Underlying Securities are sold in brokers transactions), the Company shall, at its own cost and effort, retain legal counsel to provide an opinion letter to the Company’s transfer agent opining that the Underlying Securities may be resold without registration under the Securities Act, pursuant to Rule 144, promulgated thereunder, so long as the requirements of Rule 144 are met for any Underlying Securities to be resold thereunder. The Company shall arrange for any such opinion letter to be provided not later than two (2) Business Days after the date of delivery to and receipt by the Company of a written request by any Investor together with (if required in order to render the opinion) any broker’s representation letter of other customary documentation reasonably requested by the Company evidencing compliance with Rule 144 (the “Legend Removal Date”), and such opinion letter may be a “blanket” opinion letter covering Underlying Securities held by more than one Investor (if applicable to more than one Investor).

(d) Each Investor, severally and not jointly with the other Investors, agrees that such Investor will sell any Securities and Underlying Securities only pursuant to either (i) the prospectus requirement under Canadian Securities Legislation, or an exemption therefrom, or (ii) the registration requirements of the U.S. Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities or Underlying Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.01 is predicated upon the Company’s reliance upon this understanding.

(e) Lock-Up / Leak-Out. The Investor agrees to be bound by the Lock-Up / Leak-Out Agreement, of any in the form required by the Company’s underwriters in connection with any initial public offering or any other form of going public transaction.

Section 4.02 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Securities pursuant to the Securities, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 4.04 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof, a copy of which is annexed hereto as Appendix E.

Section 4.05 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Investors in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

Section 4.06 Publicity. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company with respect to any press release of any Investor, or without the prior consent of each Investor with respect to any press release of the Company mentioning such Investor, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

Section 4.07 Indemnification of Investors. The Company shall indemnify, reimburse and hold harmless the Investors and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents and (b) any action instituted against such Indemnitee in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Indemnitee, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such Indemnitee of Canadian Securities Legislation, or U.S. federal securities laws , State Securities Laws or any conduct by such Indemnitee which results from the gross negligence or willful misconduct of the Indemnitee as determined by a final, non-appealable decision of a court of competent jurisdiction).

Section 4.08 Equal Treatment of Investors. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 4.09 Form 45-106F1. To the extent required, the Company agrees to file a Form 45-106F1 with the ASC with respect to the sale of the Series A Preferred Shares no later than ten days after the Closing Date. Each Investor hereby authorizes the Company to collect and use the personal information of the Investor in connection with the preparation of the Form 45-106F1, and disclose the personal information to the ASC. Such Investor acknowledges that (a) the ASC is collecting the personal information under the authority granted to it under the Alberta Securities Act for the purposes of the administration and enforcement of such Act; and (b) if such Investor has any questions about the collection and use of its personal information, then it may contact the ASC.

Section 4.10 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investors at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Investor.

Section 4.11 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for its general corporate and working capital purposes.

ARTICLE V
MISCELLANEOUS

Section 5.01 Termination. This Agreement may be terminated by any Investor, as to such Investor’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Investors, by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

Section 5.02 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investors.

Section 5.03 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.04 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) one Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific time) on a Business Day, with written confirmation of successful transmission, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Pacific time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

Section 5.05 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding at least a majority in Series A Preferred Shares then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor (other than by merger). Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided that such transfer complies with all applicable Canadian Securities Legislation, U.S. federal securities laws and State Securities Laws and that such transferee agrees in writing with the Company to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Investors.”

Section 5.07 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 5.08 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the Province of Alberta, without regard to the principles of conflict of laws thereof.

Section 5.09 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

Section 5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

Section 5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Section 5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.16 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

Section 5.17 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.18 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.19 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date below.

ADVEN INC.

By:
Name:	R. Michael Steele
Title:	Chief Financial Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of June [ ], 2023 (the “Agreement”), with the undersigned, AdvEn Inc., an Alberta corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the Securities as set forth below, hereby agrees to purchase such Securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations Warranties of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

PURCHASER (if an individual):	PURCHASER (if an entity):

By	By
Title:		(Legal Name of Entity)
Date:

PUCHASER (if investing jointly)

By	By
Name:	Name:
Title:	Title:
Date:	Date:

State/Country of Domicile or Formation:

Aggregate Subscription Amount: $

SS/EIN/TIN: